SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 29, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                     1-12002                  23-2715194
 (State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)



        1311 Mamaroneck Avenue
               Suite 260
        White Plains, New York                            10605
 (Address of principal executive offices)               (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number      Description
--------------      --------------------------------
99.1                Financial and Operating Reporting Supplement for the Quarter
                    Ended June 30, 2004

ITEM 9. Regulation FD Disclosure

On July 29, 2004, the Registrant, Acadia Realty Trust, made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of June 30, 2004. A copy of this supplemental information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 9. of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACADIA REALTY TRUST
                                               (Registrant)


Date: July 29, 2004                           By: /s/ Michael Nelsen
                                                  ------------------
                                                  Name:  Michael Nelsen
                                                  Title: Sr. Vice President and
                                                         Chief Financial Officer





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